                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Semi-Annual Report covers the six-month period ended March 31, 2003. Your Fund's net asset value (NAV) closed at $11.00. Dividends of $0.14 and $0.16 were paid on October 7, 2002, and December 27, 2002, to holders of record on September 30 and December 16, 2002, respectively. There were no capital gains distributions.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                    AVERAGE ANNUAL TOTAL RETURN
                                    PERIODS ENDED MARCH 31, 2003
                                  --------------------------------
                                   1 YR.  5 YRS.  10 YRS.  15 YRS.
                                  ------  ------  -------  -------
FPA New Income, Inc.
  (NAV)*                           2.66%   6.44%   7.09%    8.50%
FPA New Income, Inc.
  (Net of Sales Charge)+          -0.93%   5.68%   6.70%    8.24%
Lipper Corporate Debt Funds
  "A" Rated Average               10.55%   6.11%   6.49%    7.93%
Lehman Brothers Government/
  Credit Index                    13.40%   7.65%   7.30%    8.50%

     The Fund's total rate of return for the six months was 2.98%* versus 3.21% and 3.41% for the Lipper Average and the Lehman Brothers Index, respectively. For the calendar year ended December 31, 2002, total returns were: FPA New Income, 4.52%*; Lipper Average, 8.42%; and the Lehman Index, 11.04%.

COMMENTARY

     Before discussing the Fund's performance, I believe that it is appropriate to say that it is with a sense of pride that we all watched the emotional events of the liberation of Iraq and the Iraqi people. During this time of jubilation, we should give thanks and respect to all those men and women who served our great nation with honor and dignity, especially those who made the ultimate sacrifice so that we could all have the opportunity to live long, safe and fruitful lives. The nation owes a deep sense of gratitude to our military forces. This major victory has the potential of being the most significant event in the Middle East since the political boundaries were established after World War I.

     Your Fund slightly underperformed both the Lipper Average and the Lehman Brothers Index for the six months ended March 31, 2003. This is a material recovery from the prior six-month period, when your Fund's performance was terrible. We discussed the nature of that period's performance in our September shareholder letter. During this current period, we nearly matched the performances of these other yardsticks but with a substantially shorter average maturity. In other words, we were taking on substantially less interest-rate risk to achieve a similar return. Interest rates for this period were essentially unchanged as the ten-year Treasury bond began the period at 3.60% and ended at 3.81%. For the calendar year as a whole, your Fund materially underperformed the other measures of relative performance. This underperformance was driven by a failure in one of our high-yield holdings, our exposure to Interest Only (IO) securities, and our short portfolio duration. This short duration negatively affected the performance results during a period of falling interest rates.

     The ten-year treasury bond yield fell from 5.05% to 3.81% for the calendar year. The magnitude of the decline surprised us. Even though we anticipated a slower than normal economic recovery, we did not envision that ten-year Treasury bond yields would fall to 3.56%, a forty-five-year low. At the beginning of the year, we established an initial position in French euro-denominated inflation-indexed bonds. We added these to the portfolio to help hedge the potentially negative effects from a falling dollar. Though we were correct about the weakness in the dollar, its decline had little impact on the level of U.S. interest rates. This security was among our best performers, with a total return of approximately 40%. We still believe the U.S. cannot continue running massive current account deficits without having some negative effect upon the level of U.S. interest rates.

     This is without a doubt one of the most difficult periods through which we have had to manage. Both Tom Atteberry and myself are convinced that it is not prudent to take on much principal risk in high-quality securities at today's low interest-rate levels. While we are avoiding interest-rate risk, other bond funds continue to deploy capital into longer-term bonds with

---------------

* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

+ Reflects deduction of the maximum sales charge of 3.50% of the offering price the beneficial impact on performance that comes during a period of falling interest rates. Because of extraordinarily low interest rates, consumers are rushing to refinance their mortgage loans. While this is a benefit to the consumer, it hurts the value of our mortgage securities holdings. Measures of refinance activity have hit new all-time highs. Just recently the mortgage bankers refinance index hit a new high that was nearly 50% higher than its previous high last year. From our point of view, if it is so attractive to refinance a loan because it is thought that rates are low, buying longer-term bonds would not seem to be a prudent strategy. In other words, what is good for one is not necessarily good for the other.

     We are of the opinion that longer-term interest rates are in the process of establishing a major low, i.e., bond prices are setting new highs. We believe this process has been developing over the course of the last nine months. Forming a top in a market generally occurs over a long time period. For example, it took nearly two years for the equity market to peak and then collapse. It is impossible to accurately forecast the duration of this process, but we believe that time is growing short for this market. Should we be correct, the soundness of our portfolio strategy will be easily seen. Longer-term bond prices face potentially significant price risk, should we be correct. We are attempting to be prudent by protecting the capital that you have entrusted to us. Short-term investments and cash equivalents represent 31.5% of the Fund at March 31, 2003. Government/Agency securities total 45.0%, while AAA- and AA-rated securities represent 2.3%. Convertible and high-yield securities, included in the less-than-AA category, total 21.2%. The portfolio"s average duration is at its lowest level ever at 1.19 years. We are waiting for a better and less risky period before we deploy capital into longer-term securities.

     This strategy is decidedly contrarian to the typical bond fund today. Most funds maintain a portfolio duration that is not too far away from their respective benchmark's duration. As a result, the typical intermediate bond fund's duration is considerably longer than your Fund's duration. We believe ours is the more appropriate strategy, given the heavy inflows into bond funds and the low level of yields. Tom Atteberry recently observed that heavy inflows into bond funds occurred in 1985-86, 1992-93, and 1997-98. All of these periods correspond to lows in interest rates. The latest inflow period of 2001-2003 is of a greater magnitude than these earlier periods and this cycle is occurring at substantially lower levels of yield. Following these earlier inflow cycles, interest rates rose by at least one percentage point and bond funds experienced net outflows. What makes today's situation all the more dangerous is that any maturity greater than three years produces a negative total return with a one percentage point increase in interest rates in a year. This result was not true in any of the past periods identified.

     A key element of our defensive portfolio strategy has been spearheaded by Tom Atteberry. He has been leading the charge in terms of deploying capital into short-tranche, collateralized mortgage-backed securities that provide higher than money-market yields without materially increasing the risk to principal. This strategy worked well for several months until other investment managers were attracted to this segment. During the past four months, we have found little in this area that we consider attractive. At current valuation levels, after we have stress tested them, we achieve little in the way of incremental yield for all the effort they require. Because of this, we are allowing the Fund's short-term liquidity to build until more attractive investment opportunities present themselves.

     Where do we stand today? The economic environment is very much in question. The Iraq War and what led up to it has heavily influenced the economic data. Most recently, the data indicates that we are close to sinking into a double-dip recession. Various measures of consumer and business confidence, industrial production and employment have been weakening--some to levels not seen since the early 1990s recession. What is consistent with the data is that it all began to weaken around August of last year. This coincides with President Bush's pronouncements on Iraq. Early this year, as the situation grew more intense, retail sales, consumer confidence and industrial production measures weakened further. The ten-year Treasury bond yield fell back to last year's low of 3.56%. We are of the opinion that the economic data will continue to be skewed by these events for at least another two months. Since this war was a short one, we would expect to see a recovery in business and consumer confidence measures and economic activity. A recovery back to pre-Iraq concern levels would seem to be a reasonable outcome. You can read more about this on our website, www.fpafunds.com, in a letter that we wrote on March 18 titled, "On the Eve of War." Longer term, we expect economic activity will become progressively stronger later this year and into next year. Fiscal policy initiatives should enhance this recovery"especially if politicians want to get re-elected next year. In light of this, we continue to believe that the line of least resistance is for a period of rising interest rates. With those final comments, I would like to share the thoughts of my associate Steven Romick on high-yield securities.

STEVEN ROMICK'S INVESTMENT COMMENTARY

     In 2001 and 2002, many corporations found their cash flow depressed by the weakened economy. Those companies with more debt relative to their cash flow and equity saw the prices of their publicly traded debt generally decline in value. We took this opportunity to increase our stake in high-yield, or "junk" bonds. Your Fund, as of March 31, 2003, holds 21.2% in less than investment-grade bonds, an increase from 12.9% held at March 31, 2001. Those efforts have largely met with success in 2002 and thus far in 2003. The CSFB High-Yield Index increased 6.91% during the first quarter ended March 31, 2003. Yield spreads are still quite attractive despite having narrowed from their peak. High-yield corporate bonds can still be found with yields more than seven percentage points higher than Treasury bonds with a similar maturity. However, with ten-year Treasury bond yields less than 4%, we find this base yield to be unattractive for establishing relative values--its absolute level of yield is just too low. We continue to hold the majority of our positions but we have been considerably less aggressive in committing new capital to this sector recently.

     Two examples of debt securities that have increased since our initial purchase but are being maintained because of their still attractive yield-to-maturity are Qwest Communications and Pacific Gas and Electric (PG&E). We purchased several issues of Qwest last summer (refer to our September 2002 Shareholder Letter), when their yields and high-yield spreads were at their highest. Since then, some of these issues have had their prices increase significantly from their lows. With yields in the low to mid-teens range, we continue to hold them. Another example is our recent addition of the unsecured utility debt of PG&E that we find different but no less attractive. The company is currently in bankruptcy; however, we consider its asset support to be more than sufficient to cover its liabilities. Reflecting this assessment is its common stock, which carries a market value that exceeds $5 billion. For the bonds to become impaired, this $5-billion value would largely have to disappear. We purchased this debt with an expected rate of return in the 10% to 12% range, assuming an estimated two-year timeframe for the workout. The bonds are presently current, despite the bankruptcy.

     During the next twelve months, several of our high-yield issues will either mature or will be called. Unless other attractive opportunities develop like those just discussed, we would expect our high-yield allocation to decline from its present level.

     With those closing comments, we thank you for your continued investment and support during these challenging times.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President & Chief Investment Officer
April 30, 2003

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2003

                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                              -----------
NET PURCHASES
NON--CONVERTIBLE BONDS & DEBENTURES
Avnet Inc. --7.875% 2005 (1)                                                  $ 8,350,000
BE Aerospace, Inc. --8% 2008                                                  $ 7,680,000
Collins & Aikman Corp. --10.75% 2011 (1)                                      $ 8,995,000
Federal Home Loan Bank --2.625% 2009 (1)                                      $ 6,250,000
Federal Home Loan Mortgage Corporation (IO) --5.5% 2022 (1)                   $44,273,129
Federal Home Loan Mortgage Corporation --5.5% 2009 (1)                        $11,587,024
Federal Home Loan Mortgage Corporation --6.25% 2022 (1)                       $15,400,000
Federal National Mortgage Association --3% 2009 (1)                           $11,100,000
Federal National Mortgage Association (IO) --6% 2033 (1)                      $19,905,528
Metaldyne Corporation --11% 2012                                              $ 7,820,000
Stoneridge Inc. --11.5% 2012 (1)                                              $ 6,290,000

CONVERTIBLE DEBENTURE
Sanmina- SCI Corporation --4.25% 2004                                         $ 6,235,000


NET SALES
NON-CONVERTIBLE BONDS AND DEBENTURES
Federal Home Loan Mortgage Corporation --6% 2009                              $ 8,502,999
Federal Home Loan Mortgage Corporation --6% 2017 (2)                          $14,500,000
Federal Home Loan Mortgage Corporation --6% 2026                              $13,325,095
Federal National Mortgage Association --6.5% 2024                             $12,246,099
Federal National Mortgage Association --6.5% 2027                             $ 8,397,736
Federal National Mortgage Association --7% 2027                               $11,821,021
Federal National Mortgage Association --6.5% 2028                             $12,345,657
Federal National Mortgage Association --6.25% 2027                            $ 9,432,506
Federal National Mortgage Association (Z) --7% 2024 (2)                       $12,172,132
France OATei --3% 2012                                                        $ 9,336,705
Government National Mortgage Association --6.25% 2026                         $ 8,798,862
Government National Mortgage Association II --6.5% 2025                       $13,146,321
Residential Funding Mortgage--Backed Securities Trust --7.5% 2026 (2)         $11,449,004
Sterling Chemicals, Inc. --12.375% 2006 (2)                                   $10,000,000
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                           $32,374,460
Wells Fargo Mortgage-Backed Securities Trust --6.75% 2031 (2)                 $13,924,015

(1)  Indicates new commitment to portfolio
(2)  Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2003

                                                                                      PRINCIPAL
BONDS & DEBENTURES                                                                      AMOUNT           VALUE
-------------------------------------------------------------------------           -------------   --------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED AGENCIES -- 25.1%
Federal Home Loan Bank
  --2.625% 2009                                                                     $    6,250,000  $    6,259,766
  --3.5% 2009                                                                           14,500,000      14,572,500
  --3% 2007                                                                              1,600,000       1,612,000
Federal Home Loan Mortgage Corporation
  --3.5% 2007                                                                            1,000,000       1,005,625
  --5.5% 2009                                                                           11,587,024      11,978,202
  --5.5% 2023                                                                            5,100,000       5,358,187
  --6% 2008                                                                             10,190,365      10,429,891
  --6% 2009                                                                              3,784,773       3,800,253
  --6% 2026                                                                              8,536,635       8,625,245
  --6.25% 2022                                                                          15,400,000      15,460,152
  --6.5% 2028                                                                            1,094,841       1,114,263
  --7% 2008                                                                                374,488         376,473
  --7% 2023                                                                                 81,622          86,178
  --8.5% 2016                                                                              775,896         869,003
  --8.5% 2028                                                                              422,594         431,970
  --8.5% 2029                                                                            6,916,797       7,128,624
  --8.5% 2032                                                                              623,629         669,622
  --10.15% 2006                                                                                865             874
Federal Home Loan Mortgage Corporation (IO)
  --5.5% 2018                                                                           14,000,000       1,536,920
  --5.5% 2022                                                                           44,273,129       6,085,342
  --6% 2018                                                                              4,676,541         488,324
  --6% 2026                                                                              3,145,282         251,623
  --6.5% 2007                                                                              705,515          27,219
  --6.5% 2023                                                                              516,184          41,398
  --6.5% 2032                                                                           28,483,349       3,660,110
Federal National Mortgage Association
  --3% 2009                                                                             11,100,000      11,120,812
  --6% 2016                                                                              1,181,887       1,248,368
  --6.25% 2027                                                                           1,272,282       1,294,509
  --6.5% 2008                                                                              838,721         880,657
  --6.5% 2024                                                                            8,556,274       8,634,050
  --6.5% 2027                                                                            4,558,111       4,635,029
  --6.5% 2028                                                                            6,044,317       6,096,026
  --7% 2027                                                                              9,088,658       9,307,785

                                                                                        PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                                             AMOUNT           VALUE
-------------------------------------------------------------------------             -------------   -------------
  --7% 2030                                                                               4,919,517       5,199,314
  --7% 2031                                                                               2,722,279       2,872,004
  --7.5% 2015                                                                               410,523         437,720
  --7.5% 2016                                                                             1,070,574       1,141,099
  --7.5% 2028                                                                             6,717,703       7,192,141
  --7.5% 2029                                                                             4,377,510       4,687,792
  --8% 2016                                                                               1,486,659       1,598,158
  --8% 2032                                                                               8,428,050       9,041,384
  --8.5% 2028                                                                               542,704         587,477
  --8.5% 2028                                                                             2,831,059       2,940,542
Federal National Mortgage Association (IO)
  --6% 2028                                                                              37,700,000       3,577,730
  --6% 2029                                                                              43,723,345       6,243,694
  --6% 2033                                                                              19,905,528       3,931,342
  --6.5% 2009                                                                             1,543,341         193,844
  --7% 2004                                                                                 200,465           8,925
Federal National Mortgage Association (Z)
  --7% 2019                                                                              17,230,619      17,742,196
Government National Mortgage Association
  --6.25% 2026                                                                            7,566,711       7,648,583
  --7% 2028                                                                               4,988,506       5,297,594
  --7.5% 2023                                                                               144,702         154,880
  --8% 2030-31                                                                            5,688,682       6,157,998
Government National Mortgage Association (Z) --7.5% 2029                                 12,011,044      13,530,249
Government National Mortgage Association II
  --6.5% 2025                                                                             5,117,432       5,145,117
  --7% 2024                                                                               2,215,421       2,341,789
  --7% 2028                                                                               3,687,281       3,901,187
  --7.5% 2025                                                                             1,387,009       1,484,967
  --7.5% 2027                                                                               621,516         665,411
  --7.5% 2030                                                                             1,177,467       1,250,691
  --8% 2027                                                                               1,083,442       1,167,669
  --8.5% 2028                                                                             9,351,377       9,912,460
Government National Mortgage Association (MH)
  --8.25% 2006-7                                                                            111,072         116,713
  --8.75% 2006                                                                              284,054         306,956
  --8.75% 2011                                                                              488,262         519,486
  --9% 2010-11                                                                              889,901         955,487
  --9.25% 2010-11                                                                           447,826         481,749

                                                                                      PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                                           AMOUNT           VALUE
-------------------------------------------------------------------------           --------------  --------------
  --9.75% 2005-6                                                                            634,345        675,095
  --9.75% 2012-13                                                                           358,511        381,542
Government National Mortgage Association (PL) --10.25% 2017                                 821,763        829,981
                                                                                                    --------------
                                                                                                    $  275,407,966
                                                                                                    --------------
U.S. GOVERNMENT -- 19.9%
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                                  $  198,375,640 $  218,120,215
                                                                                                    --------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 45.0%                                                           $  493,528,181
                                                                                                    --------------

MORTGAGE BONDS
ASSET-BACKED -- 0.6%
Green Tree Financial Corporation
  --7.3% 2027                                                                        $    9,966,753 $    1,694,348
  --7.75% 2029                                                                              991,654        168,581
  --7.77% 2029                                                                            5,500,000      2,200,000
  --8% 2028                                                                               2,769,534      1,171,859
  --8.44% 2030                                                                            4,502,755        765,468
                                                                                                    --------------
                                                                                                    $    6,000,256
                                                                                                    --------------

MORTGAGE-BACKED -- 0.8%
ABN AMRO Mortgage --6.25% 2032                                                       $    5,687,725 $    5,773,041
Countrywide Home Loans --8% 2030                                                            778,205        762,884
First Financial Mortgage Trust --5.8% 2008                                                  237,535        242,616
Norwest Asset Securities Corp. --6.75% 2029                                                  80,031         80,053
Residential Funding Mortgage-Backed Securities Trust
 --6.75% 2029                                                                               859,594        871,018
 --7.25% 2031                                                                             1,414,685      1,434,335
                                                                                                    --------------
                                                                                                    $    9,163,947
                                                                                                    --------------
TOTAL MORTGAGE BONDS -- 1.4%                                                                        $   15,164,203
                                                                                                    --------------
FOREIGN SECURITY -- 1.4%
France OATei --3% 2012                                                               $   13,559,520 $   15,932,233
                                                                                                    --------------

CORPORATE BONDS & DEBENTURES -- 15.0%
Advantica Restaurant Group, Inc. --11.25% 2008                                       $   11,428,038 $    8,971,010
American Greetings Corporation --11.75% 2008                                              3,000,000      3,375,000
Avnet Inc.
 --7.875% 2005                                                                            8,350,000      8,183,000
 --8% 2006                                                                                2,000,000      1,970,000
 --9.75% 2008                                                                             4,000,000      4,080,000

                                                                                      PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                                          AMOUNT            VALUE
-------------------------------------------------------------------------           -------------- ---------------
BE Aerospace, Inc. --8% 2008                                                            10,530,000      6,897,150
Blount, Inc. --7% 2005                                                                  13,000,000     11,375,000
Collins & Aikman Corp. --10.75% 2011                                                     8,995,000      8,635,200
Conseco, Inc.
--6.4% 2003*                                                                            14,100,000      2,256,000
--8.5% 2002*                                                                            21,310,000      3,409,600
--8.75% 2004*                                                                           27,400,000      4,384,000
--10.75% 2009*+                                                                          7,400,000      1,961,000
International Wire Group, Inc. --11.75% 2005                                            14,150,000      9,268,250
International Wire Group, Inc. (Series B) --11.75% 2005                                    900,000        589,500
Jo-Ann Stores, Inc. --10.375% 2007                                                       9,100,000      9,509,500
Metaldyne Corporation --11% 2012                                                        14,570,000     11,510,300
Motors & Gears Inc. --10.75% 2006                                                       11,839,000     10,359,125
Northland Cable Company --10.25% 2007                                                    9,865,000      8,286,600
PG&E Corporation --10% 2005+                                                             3,542,000      3,564,138
Park-Ohio Industries, Inc. --9.25% 2007                                                  1,060,000        784,400
Qwest Capital Funding, Inc.
--5.875% 2004                                                                           21,750,000     19,683,750
--6.25% 2005                                                                            15,400,000     12,859,000
--7.625% 2021                                                                            7,150,000      4,862,000
Stoneridge, Inc. --11.5% 2012                                                            6,290,000      6,352,900
Wiser Oil Co. --9.5% 2007                                                                1,000,000        810,000
                                                                                                   --------------
                                                                                                   $  163,936,423
                                                                                                   --------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES - 62.8%                                                   $  688,561,040
                                                                                                   --------------
CONVERTIBLE BONDS & DEBENTURES - 4.8%
CKE Restaurants, Inc. --4.25% 2004                                                 $   19,000,000  $   18,145,000
i2 Technologies, Inc. --5.25% 2006                                                     18,900,000      11,340,000
Sanmina-SCI Corporation --4.25% 2004                                                   13,490,000      13,186,475
Solectron Corporation --0% 2020                                                         3,946,000       2,466,250
Standard Motor Products, Inc. --6.75% 2009                                              8,960,000       7,526,400
                                                                                                   --------------
                                                                                                   $   52,664,125
                                                                                                   --------------

                                                                                    SHARES OR
                                                                                    PRINCIPAL
                                                                                      AMOUNT             VALUE
                                                                                  -------------     ---------------
PREFERRED AND COMMON STOCK -- 0.9%
Charming Shoppes, Inc                                                                   100,000     $       350,000
Crown American Realty Trust (Preferred)                                                  93,800           5,337,220
Fleetwood Enterprises Capital Trust, Convertible (Preferred)                            140,000           4,480,000
                                                                                                    ---------------
                                                                                                    $    10,167,220
                                                                                                    ---------------
TOTAL INVESTMENT SECURITIES -- 68.5% (Cost $770,683,963)                                            $   751,392,385
                                                                                                    ---------------
SHORT-TERM INVESTMENTS -- 30.6% (Cost $334,967,207)
American General Finance Corporation --1.28% 4/01/03                              $   8,000,000     $     8,000,000
Chevron Texaco Corporation --1.18% 4/02/03                                            7,532,000           7,531,753
Dupont (E.I.) De Nemours & Co. --1.22% 4/02/03                                        7,145,000           7,144,758
General Electric Capital Services, Inc. --1.25% 4/03/03                              21,781,000          21,779,487
Federal Home Loan Discount Note --1.2% 4/07/03                                       50,000,000          49,990,000
Coca-Cola Company, The --1.18% 4/11/03                                               23,060,000          23,052,442
General Electric Company --1.22% 4/14/03                                             35,884,000          35,868,191
Coca-Cola Company, The --1.18% 4/17/03                                               29,610,000          29,594,471
AIG Funding, Inc. --1.22% 4/21/03                                                    28,448,000          28,428,719
Chevron Texaco Corporation --1.21% 4/25/03                                           43,140,000          43,105,200
Dupont (E.I.) De Nemours & Co. --1.19% 4/28/03                                       25,249,000          25,226,465
AIG Funding, Inc. --1.23% 4/30/03                                                    20,032,000          20,012,152
International Lease Finance Corp. --1.22% 5/09/03                                    35,279,000          35,233,569
                                                                                                    ---------------
                                                                                                    $   334,967,207
                                                                                                    ---------------
TOTAL INVESTMENTS -- 99.1% (Cost $1,105,651,170)                                                    $ 1,086,359,592
Other assets and liabilities, net -- 0.9%                                                                 9,973,052
                                                                                                    ---------------
TOTAL NET ASSETS -- 100%                                                                            $ 1,096,332,644
                                                                                                    ===============

*    Non-income producing securities
+ Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. These securities constituted 0.5% of total net assets at March 31, 2003.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2003

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $770,683,963)                                  $    751,392,385
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                      334,967,207   $ 1,086,359,592
                                                                      ----------------
  Cash                                                                                               171
  Receivable for:
    Interest                                                          $     11,650,161
    Capital Stock sold                                                       2,029,262        13,679,423
                                                                      ----------------   ---------------
                                                                                         $ 1,100,039,186
LIABILITIES
  Payable for:
    Capital Stock repurchased                                         $      3,038,025
    Advisory fees                                                              466,832
    Accrued expenses and other liabilities                                     201,685         3,706,542
                                                                      ----------------   ---------------

NET ASSETS                                                                               $ 1,096,332,644
                                                                                         ===============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    200,000,000 shares; outstanding 99,703,204 shares                                    $       997,032
  Additional Paid-in Capital                                                               1,096,298,154
  Undistributed net realized gains on investments                                              5,532,109
  Undistributed net investment income                                                         12,796,927
  Unrealized depreciation of investments                                                     (19,291,578)
                                                                                         ---------------
  Net assets at March 31, 2003                                                           $ 1,096,332,644
                                                                                         ===============
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                     $11.00
                                                                                                  ======
  Maximum offering price per share
   (100/96.5 of per share net asset value)                                                        $11.40
                                                                                                  ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2003

INVESTMENT INCOME
    Interest                                                                             $   29,407,596
    Dividends                                                                                   590,450
                                                                                         --------------
                                                                                         $   29,998,046
EXPENSES
    Advisory fees                                                      $     2,730,936
    Transfer agent fees and expenses                                           314,605
    Registration fees                                                           80,007
    Reports to shareholders                                                     56,136
    Custodian fees and expenses                                                 47,165
    Postage                                                                     23,160
    Directors' fees and expenses                                                20,169
    Audit fees                                                                  15,575
    Insurance                                                                    7,800
    Legal fees                                                                   1,371
    Other expenses                                                               8,340        3,305,264
                                                                       ---------------   --------------
            Net investment income                                                        $   26,692,782
                                                                                         --------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)       $   306,630,023
    Cost of investment securities sold                                     299,410,715
                                                                       ---------------
        Net realized gain on investments                                                 $    7,219,308

Unrealized depreciation of investments:
    Unrealized depreciation at beginning of period                     $   (17,050,555)
    Unrealized depreciation at end of period                               (19,291,578)
                                                                       ---------------
        Unrealized depreciation of investments                                               (2,241,023)
                                                                                         --------------

            Net realized and unrealized gain on investments                              $    4,978,285
                                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                        $   31,671,067
                                                                                         --------------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS ENDED                         YEAR ENDED
                                                      MARCH 31, 2003                      SEPTEMBER 30, 2002
                                            ----------------------------------    ----------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                     $    26,692,782                       $    44,364,369
  Net realized gain (loss) on investments         7,219,308                              (940,444)
  Decrease in unrealized
    appreciation of investments                  (2,241,023)                          (23,145,052)
                                            ---------------                       ---------------
Increase in net assets resulting
  from operations                                              $    31,671,067                       $    20,278,873
Distributions to shareholders from:
  Net investment income                     $   (30,040,024)                      $   (38,445,680)
  Net realized capital gains                           --          (30,040,024)        (4,363,434)       (42,809,114)
                                            ---------------                       ---------------
Capital Stock transactions:
  Proceeds from Capital Stock sold          $   208,465,295                       $   790,756,954
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions               22,927,280                            37,049,214
  Cost of Capital Stock repurchased            (247,595,925)       (16,203,350)      (391,755,446)       436,050,722
                                            ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets                        $   (14,572,307)                      $   413,520,481

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $16,144,169 and $10,225,480                                 1,110,904,951                           697,384,470
                                                               ---------------                       ---------------
End of period, including
  undistributed net investment income
  of $12,796,927 and $16,144,169                               $ 1,096,332,644                       $ 1,110,904,951
                                                               ===============                       ===============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                        19,108,957                            70,672,838
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                  2,117,955                             3,344,440
Shares of Capital Stock repurchased                                (22,718,077)                          (35,228,731)
                                                               ---------------                       ---------------
Increase (decrease) in Capital
 Stock outstanding                                                  (1,491,165)                           38,788,547
                                                               ===============                       ===============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX
                                                MONTHS
                                                 ENDED
                                                 MARCH                           YEAR ENDED SEPTEMBER 30,
                                                  31,       ---------------------------------------------------------------------
                                                 2003         2002           2001             2000          1999          1998
                                               ---------    ---------     ---------         ---------     ---------     ---------
Per share operating performance:
Net asset value at beginning of period         $   10.98    $   11.17     $   10.61         $   10.77     $   11.13     $   11.24
                                               ---------    ---------     ---------         ---------     ---------     ---------
Income from investment operations:
  Net investment income                        $    0.27    $    0.54     $    0.80         $    0.77     $    0.71     $    0.67
  Net realized and unrealized gain (loss) on
    investment securities                           0.05        (0.12)         0.57             (0.11)        (0.30)        (0.10)
                                               ---------    ---------     ---------         ---------     ---------     ---------
Total from investment operations               $    0.32    $    0.42     $    1.37         $    0.66     $    0.41     $    0.57
                                               ---------    ---------     ---------         ---------     ---------     ---------
Less distributions:
  Dividends from net investment income         $   (0.30)   $   (0.54)    $   (0.73)        $   (0.73)    $   (0.71)    $   (0.66)
  Distributions from net realized
    capital gains                                     --        (0.07)        (0.08)            (0.09)        (0.06)        (0.02)
                                               ---------    ---------     ---------         ---------     ---------     ---------
  Total distributions                          $   (0.30)   $   (0.61)    $   (0.81)        $   (0.82)    $   (0.77)    $   (0.68)
                                               ---------    ---------     ---------         ---------     ---------     ---------
Net asset value at end of period               $   11.00    $   10.98     $   11.17         $   10.61     $   10.77     $   11.13
                                               =========    =========     =========         =========     =========     =========
Total investment return*                            2.98%        3.83%        13.57%             6.56%         3.87%         5.24%
Ratios/supplemental data:
Net assets at end of period (in $ millions)        1,096        1,111           697               501           531           616
Ratio of expenses to average net assets             0.60%+       0.58%         0.59%             0.61%         0.60%         0.59%
Ratio of net investment income to
  average net assets                                4.89%+       5.06%         6.49%             7.31%         6.43%         6.06%
Portfolio turnover rate                               39%+         28%           22%               21%           24%           47%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2003 is not annualized.

+    Annualized


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES, SALES AND TAX DIFFERENCES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $159,237,699 for the six months ended March 31, 2003. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2003 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2003 for federal income tax purposes was $63,476,656 and $82,768,234, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of

1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 2003, the Fund paid aggregate fees of $20,000 to the four Directors who were not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 2003, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $95,691 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On March 31, 2003, the Board of Directors declared a dividend from net investment income of $0.12 per share payable April 7, 2003 to shareholders of record on March 31, 2003. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2003.

                        DIRECTOR AND OFFICER INFORMATION

                                POSITION(S)                                                PORTFOLIOS IN
                                WITH FUND/          PRINCIPAL OCCUPATION(S)                 FUND COMPLEX
    NAME, AGE & ADDRESS        YEARS SERVED         DURING THE PAST 5 YEARS                   OVERSEEN    OTHER DIRECTORSHIPS
    -------------------        ------------         -----------------------                   --------    -------------------
Willard H. Altman, Jr. - (67)  Director+            Retired. Formerly, until 1995,               6
11400 W. Olympic Blvd., #1200  Years Served: 5      Partner of Ernst & Young LLP.
Los Angeles, CA 90064

Alfred E. Osborne, Jr. - (58)  Director+            Director of Harold Price Center for          3        Investment Company
11400 W. Olympic Blvd., #1200  Years Served: 3      Entrepreneurial Studies and Associate                 Institute, K2 Inc.,
Los  Angeles, CA 90064                              Professor of Business Economics at                    Nordstrom, Inc., E*
                                                    The John E. Anderson Graduate School                  Capital Corporation,
                                                    of Management at UCLA.                                Equity Marketing Inc.,
                                                                                                          and WM Group of Funds.

A. Robert Pisano - (59)        Director+            National Executive Director and Chief        3        Coppola Group, State Net
11400 W. Olympic Blvd., #1200  Years Served:        Executive Officer of the Screen Actors                and NetFlix.com. Resources
Los Angeles, CA 90064          Since July 2002      Guild. Formerly, until 1999, Vice                     Connection and the Motion
                                                    Chairman and Director of                              Picture and Television
                                                    Metro-Goldwyn-Mayer, Inc.                             Fund.

Lawrence J. Sheehan - (70)     Director+            Of counsel to, and  partner (1969 to         5
11400 W. Olympic Blvd., #1200  Years Served: 12     1994) of, the law firm of O'Melveny &
Los Angeles, CA 90064                               Myers LLP, legal counsel to the Fund.

Robert L. Rodriguez - (54)     Director,+           Principal and Chief Executive Officer        2        First Pacific Advisors,
11400 W. Olympic Blvd., #1200  President & Chief    of the Adviser.                                       Inc. and FPA Fund
Los Angeles, CA 90064          Investment Officer                                                         Distributors, Inc.
                               Years Served: 3

Eric S. Ende - (58)            Vice President       Senior Vice President of the Adviser.        3
11400 W. Olympic Blvd., #1200  Years Served: 18
Los Angeles, CA 90064

 J. Richard Atwood - (42)      Treasurer            Principal and Chief Operating Officer                 First Pacific Advisors,
11400 W. Olympic Blvd., #1200  Years Served: 6      of the Adviser. President and Chief                   Inc. and FPA Fund
Los Angeles, CA 90064                               Executive Officer of FPA Fund                         Distributors, Inc.
                                                    Distributors, Inc.

Sherry Sasaki - (48)           Secretary            Assistant Vice President and Secretary
11400 W.Olympic Blvd., #1200   Years Served: 20     of the Adviser and Secretary of FPA
Los Angeles, CA 90064                               Fund Distributors, Inc.

Christopher H. Thomas - (46)   Assistant Treasurer  Vice President and Controller of the                  FPA Fund Distributors,
11400 W. Olympic Blvd., #1200  Years Served: 8      Adviser and of FPA Fund Distributors,                 Inc.
Los Angeles, CA 90064                               Inc.

+ Directors serve until their resignation, removal or retirement.

                              FPA NEW INCOME, INC.


INVESTMENT ADVISER                         INDEPENDENT AUDITORS

First Pacific Advisors, Inc.               Deloitte & Touche LLP
11400 West Olympic Boulevard, Suite 1200   Los Angeles, California
Los Angeles, California  90064


DISTRIBUTOR                                CUSTODIAN & TRANSFER AGENT

FPA Fund Distributors, Inc.                State Street Bank and Trust Company
11400 West Olympic Boulevard, Suite 1200   Boston, Massachusetts
Los Angeles, California  90064

                                           SHAREHOLDER SERVICE AGENT
COUNSEL
                                           Boston Financial Data Services, Inc.
O'Melveny & Myers LLP                      P.O. Box 8500
Los Angeles, California                    Boston, Massachusetts  02266-8500
                                           (800) 638-3060
                                           (617) 483-5000


TICKER SYMBOL: FPNIX
CUSIP: 302544101
WEBSITE: www.fpafunds.com

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.